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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): May 5, 2004

                              RELIANT ENERGY, INC.
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                      1-16455                  76-0655566
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)


                  1000 MAIN STREET
                   HOUSTON, TEXAS                                  77002
      (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (713) 497-3000



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In this Form 8-K, and in the Exhibit included as part of the Form 8-K, "Reliant
Energy" refers to Reliant Energy, Inc., and "we," "us" and "our" refer to Reliant Energy, Inc. and its subsidiaries, unless we specify or the context indicates otherwise.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 5, 2004, we issued a press release setting forth our earnings for the quarterly period ended March 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K

In our press release, and in our investor presentation materials published on our corporate website in conjunction with the release of earnings, we use a number of non-GAAP measures. We discuss each of these non-GAAP measures below. Included in our discussion is a statement disclosing the reasons why our management believes that these measures provide useful information to investors regarding our financial condition, results of operations, cash flows, as applicable, and, to the extent material, disclosing the additional purposes for which these measures are used.

As defined in Regulation G, "Conditions for Use of Non-GAAP Financial Measures," a non-GAAP financial measure is a numerical measure of a company's historical or future performance, financial position or cash flow that excludes (includes) amounts or adjustments that are included (excluded) in the most directly comparable measure calculated in accordance with generally accepted accounting principles (GAAP).

"Adjusted Gross Margin." We use the non-GAAP financial measure "adjusted gross margin" to track and analyze the results of operations of our two business segments, retail energy and wholesale energy. We also use this measure in communications with investors, analysts, rating agencies, banks and other parties. As used in our press release and related investor presentation material for the first quarter ended March 31, 2004, adjusted gross margin excludes the following items:

    o Gains Recorded in Prior Periods that Were Realized/Collected In Current Period (EITF No. 02-03). We have included income recorded by us prior to 2003 under certain contracts accounted for under the mark-to-market method of accounting with respect to deliveries of electricity in the current period. Since we currently apply the accrual method of accounting to these types of contracts, we believe that including this income in the delivery period in which it is realized/collected for such contracts provides a more meaningful representation of our quarterly earnings performance in that including this income is consistent with our current accounting treatment for these types of energy sale contracts. For additional information, see Note to 2(d) to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2003.

    o Net Reduction of California-Related Reserves. We have excluded these reserves and the impact of changes in these reserves from quarter to quarter because of the unique and non-recurring nature of the transactions, market conditions and regulatory events that underlie the reserves. The reserves relate to certain energy sales from October 2000 through June 2001. Excluding this item is useful to investors, analysts and others because it provides a fairer representation of our results of operations on an ongoing basis. For additional information, see Note 15(b) to the consolidated financial statement in our Annual Report of Form 10-K for the year ended December 31, 2003.

    o Non-Trading Unrealized Energy Derivative Gains/Losses. We enter into transactions to hedge the economics of our business operations by (i) buying power supply for our retail business and (ii) selling generation output and buying fuel for our wholesale business. These activities are subject to complex accounting rules and can result in different accounting treatments (mark-to-market accounting versus accrual method). Since the application of mark-to-market accounting has the effect of pulling forward into current periods non-cash gains/losses relating to future delivery periods, analysis of results of operations from one period to another can be difficult. Accordingly, we believe that excluding these unrealized gains/losses is useful to investors, analysts and others in facilitating their analysis of our results of

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        operations from one period to another and provides a more meaningful representation of our economic performance in the reporting period.

"Adjusted Income (Loss) from Continuing Operations." We use the non-GAAP financial measure "adjusted income (loss) from continuing operations" to track and analyze our financial condition and results of operations on a consolidated basis. We also use this measure in communications with investors, analysts, rating agencies, banks and other parties. As used in our press release and related investor presentation material for the first quarter ended March 31, 2004, "adjusted income (loss) from continuing operations" excludes, in addition to the items excluded from "adjusted gross margin" discussed above, the following items:

    o Accruals For Certain Payments To CenterPoint Energy, Inc. (CenterPoint). We have excluded this item because of its non-recurring nature. CenterPoint is required to make this one-time payment pursuant to a provision of the Texas electric restructuring law and we committed to CenterPoint in our separation agreements to make this payment to CenterPoint. Excluding this item is useful to investors, analysts and others because it provides a fairer representation of our results of operations on an ongoing basis. For additional information, see Note 14(d) to the consolidated financial statement in our Annual Report of Form 10-K for the year ended December 31, 2003.

    o Accelerated Depreciation Related to Asset Retirement. Our decision to retire the Wayne generation facility (a 66 megawatt, oil-fueled generation facility in Pennsylvania) was made in connection with our current review of our wholesale energy business. Although we may retire additional generation assets, we do not believe this asset retirement is representative of our normal ongoing operations. We believe that excluding this item is useful to investors, analysts and others because it provides a more meaningful representation of our results of operations on an ongoing basis. For additional information, see Note 6 to the consolidated financial statement in our Annual Report of Form 10-K for the year ended December 31, 2003

    o Severance and Restructuring Charges. We have excluded severance and restructuring charges incurred in connection with our cost reduction programs. We have undertaken the cost reduction programs in connection with a specific plan to reposition the company to capitalize on industry restructuring. We do not believe that the level of these costs is representative of our ongoing business operations. Therefore, excluding these costs is useful in that it provides a more meaningful representation of our results of operations on a long-term, normalized basis.

    o Net Reduction of California-Related Reserves - Interest Income. See discussion above.

"Free Cash Flow." In certain of our earnings presentations, including the presentation to analysts and investors published on our corporate web site in connection with the release of earnings for the quarterly period ended March 31, 2004, we use the non-GAAP financial measure "Free Cash Flow." We define "free cash flow" as operating cash flow (a GAAP measure) excluding cash severance costs and changes in cash collateral postings, accounts receivable factoring and restricted cash less capital expenditures. In addition, our estimate for "free cash flow" for 2004 excludes the payment required to be made to CenterPoint as described above. "Free cash flow" may not be representative of the amount of residual cash flow that is available to us for discretionary expenditures, since it may not include deductions for all non-discretionary expenditures. Our management believes, however, that "free cash flow" is a useful measure in that it provides a representation of our cash level available to service debt on a normalized basis.

"EBIT and EBITDA." We sometimes use in our investor presentations the non-GAAP terms, "earnings (loss) before interest and taxes (EBIT)," "adjusted EBIT," "earnings (loss) before interest, taxes, depreciation and amortization (EBITDA)" and "adjusted EBITDA." We believe that EBIT, adjusted EBIT, EBITDA and adjusted EBITDA can provide a more meaningful representation of our performance for purposes of communicating with analysts and investors about earnings outlook and results. Most analysts and investors use EBIT and EBITDA to evaluate financial performance. In addition, we use EBIT as a measure to evaluate segment performance. For information regarding items that we exclude from EBIT and EBITDA in calculating adjusted EBIT or adjusted EBITDA, see the information of excluded items discussed above.

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The foregoing non-GAAP financial measures and other reported adjusted items are used in addition to and in conjunction with results presented in accordance with GAAP. These non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures. These non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, may provide a more complete understanding of factors and trends affecting our business. We strongly encourage investors to review our financial statements and publicly filed reports in their entirety and to not rely on any single financial measure.

Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies' non-GAAP financial measures having the same or similar names.

           CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

This report and the exhibits attached hereto contain "forward-looking statements." Forward-looking statements are statements that contain projections about our revenues, income, earnings and other financial items, our plans and objectives for the future, future economic performance, or other projections or estimates about our assumptions relating to these types of statements. These statements usually relate to future events and anticipated revenues, earnings, business strategies, competitive position or other aspects of our operations or operating results. In many cases you can identify forward-looking statements by terminology such as "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will," "expect," "objective," "projection," "forecast," "goal," "guidance," "outlook", "effort", "target" and other similar words. However, the absence of these words does not mean that the statements are not forward-looking. We have based our forward-looking statements on management's beliefs and assumptions based on information available to management at the time the statements are made. Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including legislative and regulatory developments, the outcome of pending lawsuits, governmental proceedings and investigations, the effects of competition, financial market conditions, access to capital, the timing and extent of changes in commodity prices and interest rates, weather conditions, changes in our business plan and other factors we discuss in our other filings with the Securities and Exchange Commission. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

In addition to the matters described in this report and the exhibits attached hereto, the following are some of the factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements:

    o Changes in laws and regulations, including deregulation, re-regulation and restructuring of the electric utility industry, changes in or application of environmental and other laws and regulations to which we are subject, and changes in or application of laws or regulations applicable to other aspects of our business, such as hedging activities;

    o The outcome of pending lawsuits, governmental proceedings and investigations;

    o The effects of competition, including the extent and timing of the entry of additional competitors in our markets;

    o   Liquidity concerns in our markets;

    o   Our pursuit of potential business strategies;

    o   The timing and extent of changes in commodity prices and interest rates;

    o The availability of adequate supplies of fuel, water, and associated transportation necessary to operate our portfolio of generation assets;

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    o   Weather variations and other natural phenomena, which can affect the demand for power from or our ability to produce power at our generating facilities;

    o Financial market conditions and our access to capital, including availability of funds in the capital markets for merchant generation companies;

    o The creditworthiness or bankruptcy or other financial distress of our counterparties;

    o   Actions by rating agencies with respect to us or our competitors;

    o   Acts of terrorism or war;

    o   The availability and price of insurance;

    o   Political, legal, regulatory and economic conditions and developments;

    o The successful operation of deregulating power markets; the reliability of the systems, procedures and other infrastructure necessary to operate our retail electric business, including the systems owned and operated by the independent system operator in ERCOT; and

    o The resolution of the refusal by certain California market participants to pay our receivables balances and the resolution of the refund methodologies.

Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

The information in this Item 12 is being furnished, not filed. Accordingly, the information in this Item 12 will not be incorporated by reference into any registration statement filed by Reliant Energy under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by Reliant Energy that
(i) the information in this report is material or complete or (ii) investors should consider this information before making an investment decision with respect to any security of Reliant Energy or any of its affiliates.

A copy of this report has been made available on our web site found at http://www.reliant.com/corporate in the investor relations section.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     RELIANT ENERGY, INC.
                                        (Registrant)



Date: May 5, 2004                    By:     /s/ Thomas C. Livengood
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                                             Thomas C. Livengood
                                             Vice President and Controller

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                                  EXHIBIT INDEX

Exhibit
Number      Exhibit Description
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 99.1       Press release issued by Reliant Energy, Inc. on May 5, 2004 announcing the earnings of Reliant Energy, Inc. for the quarterly period ended March 31, 2004.